FOR IMMEDIATE RELEASE

Financial Contact: Mike Knapp IDT Investor Relations Phone: (408) 284-6515 E-mail: mike.knapp@idt.com	Press Contact: Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS Q4 AND FISCAL YEAR END 2011 FINANCIAL RESULTS

Q4 Revenue of $147.3 Million

FY 2011 Revenue of $625.7 Million

Q4 GAAP GM of 54.6 Percent; Q4 Non-GAAP GM of 57.3 Percent

Q4 GAAP EPS of $0.21; Q4 Non-GAAP EPS of $0.13

 FY 2011 GAAP EPS of $0.47; FY 2011 Non-GAAP EPS of $0.61

SAN JOSE, Calif., May 9, 2011 — Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI), the Analog and Digital Company™ delivering essential mixed-signal semiconductor solutions, today announced results for the fiscal fourth quarter and year ended April 3, 2011.

“Our better-than-expected fourth quarter results reflected increasing adoption of our mixed-signal solutions by enterprise computing and wireless infrastructure customers, and highlighted continuing gross margin expansion and solid execution across all of our business units,” said Dr. Ted Tewksbury, president and CEO of IDT. “We grew revenue 17 percent in fiscal 2011 from the prior year despite significant old product rolloffs like advanced memory buffers, network search engines, and PC clocks.  New product revenue grew by more than 60 percent, and our core businesses had an outstanding year as we grew communications clock revenue 40 percent to a record high and our DDR3 memory interface revenue doubled.  We also more than doubled our non-GAAP operating income and EPS in fiscal 2011 from the prior year while gross margins reached a 10-year high.

“As we enter fiscal year 2012, we believe that continued growth in our new and core businesses, driven by cloud computing and the ongoing deployment of 4G/LTE wireless infrastructure, will drive continuing top line improvement.  By focusing on higher margin solutions and maintaining disciplined operating expense controls, we believe we can continue to demonstrate significant leverage in our model and deliver improved value for our shareholders.”

Recent Highlights

IDT recently announced:

•
It introduced its first RF (Radio Frequency) device for use in the RF signal path of multi-protocol wireless base stations.  The new Intermediate Frequency (IF) Variable Gain Amplifier (VGA) with the industry's lowest noise to improve Quality of Service is the first in a series of upcoming RF products.

•
It has introduced a new low power, high accuracy thermal sensor for DDR3 memory modules (Enhanced Temp Sensor) to complement its recently announced DDR3 memory buffer for Load Reduced DIMMs (LRDIMM) targeted at Cloud Computing applications.

•	The industry’s widest range poly-phase power metering products for Smart Grid applications (3 phase power meter IC) expanding its award winning single-phase power metering products.
•
The industry's first signal-conditioning repeater to pass all tests required for full compliance with the Serial Advanced Technology Attachment (SATA) 6Gb/s standard for Hard Disk Drive (HDD) and Solid State Drive (SSD) interfaces.

•	It expanded its Gen 2 RapidIO switch family with an intermediate sized switch in response to market demand and announced a design with Curtiss Wright for the new device.
•	Its RapidIO® Gen2 switch has been selected by Texas Instruments for its new evaluation module for wireless base stations.
•	Its RapidIO switch has been selected by RADVISION Ltd. for use in its SCOPIA Elite multipoint video conference system.
•	Its PureTouch® capacitive touch controller has been selected for use in the Hanvon WISEreader, a popular e-book reader.
•	Its PowerSmart™ Panel Controller won the prestigious Innovation Award presented by EDN magazine
•	Its Power Metering IC won the Green Power Product Award from Electronic Engineering and Product World Magazine.

The following highlights the Company’s financial performance on both a GAAP and non-GAAP basis. The GAAP results include certain costs, charges, gains and losses, which are excluded from non-GAAP results based on management’s determination that they are not directly reflective of ongoing operations. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results is attached to this press release.

•
Revenue for the fiscal fourth quarter of 2011 was $147.3 million, up from $138.0 million reported in the same period one year ago.  Revenue for fiscal year 2011 was $625.7 million, up 17 percent from $535.9 million in fiscal year 2010.

•
GAAP net income for the fiscal fourth quarter of 2011 was $31.4 million or $0.21 per diluted share, versus GAAP net income of $1.0 million or $0.01 per diluted share in the same period one year ago. Fiscal fourth quarter 2011 GAAP results include $19.7 million in tax effects, $5.1 million in acquisition and divestiture related charges and $3.3 million in stock-based compensation.

•
Non-GAAP net income for the fiscal fourth quarter of 2011 was $20.2 million or $0.13 per diluted share, compared with non-GAAP net income of $14.9 million or $0.09 per diluted share reported in the same period one year ago.  Non-GAAP net income for fiscal year 2011 was $96.9 million, more than doubling from $47.9 million in fiscal year 2010.

•
GAAP gross profit for the fiscal fourth quarter of 2011 was $80.4 million, or 54.6 percent, compared with GAAP gross profit of $66.9 million, or 48.5 percent, in the same period one year ago. Non-GAAP gross profit for the fiscal fourth quarter of 2011 was $84.4 million, or 57.3 percent, compared with non-GAAP gross profit of $73.2 million, or 53.0 percent, reported in the same period one year ago.  Non-GAAP gross profit for fiscal year 2011 was $356.2 million, up from $270.2 million in fiscal 2010.

•
GAAP R&D expense for the fiscal fourth quarter of 2011 was $43.7 million, compared with GAAP R&D expense of $41.4 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal fourth quarter of 2011 was $41.6 million, compared with non-GAAP R&D of $37.2 million in the same period one year ago.

•
GAAP SG&A expense for the fiscal fourth quarter of 2011 was $26.9 million, compared with GAAP SG&A expense of $26.2 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal fourth quarter of 2011 was $24.0 million, compared with non-GAAP SG&A expense of $21.7 million in the same period one year ago.

Webcast and Conference Call Information

Investors can listen to a live or replay webcast of the Company’s quarterly financial conference call at http://www.IDT.com. The live webcast will begin at 1:30 p.m. Pacific time on May 9, 2011. The webcast replay will be available after 5 p.m. Pacific time on May 9, 2011.

Investors can also listen to the live call at 1:30 p.m. Pacific time on May 9, 2011 by calling (800) 230-1059 or (612) 234-9959. The conference call replay will be available after 5 p.m. Pacific time on May 9, 2011 through 11:59 p.m. Pacific time on May 16, 2011 at (800) 475-6701 or (320) 365-3844. The access code is 198224.

About IDT

Integrated Device Technology, Inc., the Analog and Digital Company™, develops system-level solutions that optimize its customers’ applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, and YouTube.

Forward Looking Statements

Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 28, 2010. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude restructuring-related costs, acquisition and divestiture-related charges, share-based compensation expense and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business.  These non-GAAP results are also consistent with another way management internally analyzes IDT’s results and may be useful to investor community. The Company has reconciled non-GAAP results to the most directly comparable GAAP financial measures in the financial tables at the end of this press release.
Reference to these non-GAAP results should be considered in addition to results that are prepared under general accepted accounting standards in the United States (GAAP), but should not be considered a substitute for results that are presented in accordance with GAAP. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies.

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IDT, PureTouch, PowerSmart, and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	April 3, 2011	Jan. 2, 2011	March 28, 2010	April 3, 2011	March 28, 2010
Revenues	$147,294	$153,230	$137,968	$625,704	$535,906
Cost of revenues	66,919	70,755	71,086	290,394	310,999
Gross profit	80,375	82,475	66,882	335,310	224,907

Operating expenses:
Research and development	43,681	46,143	41,400	177,546	157,486
Selling, general and administrative	26,936	27,056	26,186	108,191	107,037
Total operating expenses	70,617	73,199	67,586	285,737	264,523

Operating income (loss)	9 ,758	9,276	(704)	49,573	(39,616)

Gain on divestiture	--	--	20	--	78,306
Interest income and other, net	904	1,352	701	3,697	3,877
Income before income taxes	10,662	10,628	17	53,270	42,567
Provision (benefit) for income taxes	(20,731)	31	(950)	(19,357)	2,548

Net income	$31,393	$10,597	$967	$72,627	$40,019

Basic net income per share	$0.21	$0.07	$0.01	$0.47	$0.24
Diluted net income per share	$0.21	$0.07	$0.01	$0.47	$0.24

Weighted average shares:
Basic	148,181	151,421	164,660	154,511	165,408
Diluted	150,852	152,975	165,418	155,918	165,961

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three months ended			Twelve Months Ended
	April 3, 2011	Jan. 2, 2011	Mar. 28, 2010	April 3, 2011	Mar. 28, 2010
GAAP Net Income	$31,393	$10,597	$967	$72,627	$40,019
GAAP Diluted Net Income Per Share	0.21	0.07	0.01	0.47	0.24
Acquisition and Divestiture Related:
Amortization of acquisition related intangibles	5,016	4,990	4,943	19,933	21,074
Acquisition related costs (1)	98	694	1,130	1,932	4,822
Gain on divestitures (2)	-	-	(20)	-	(78,306)
Assets impairment (3)	(63)	(107)	(251)	(447)	1,602
Fair market value adjustment to acquired inventory sold	-	-	-	379	16,055
Restructuring Related:
Severance and retention costs	137	1,573	2,717	2,105	20,514
Facility closure costs (4)	(1,353)	124	547	33	606
Fabrication production transfer costs (5)	1,412	1,639	1,239	5,263	2,344
Other:
Compensation expense-deferred compensation plan (6)	503	815	370	1,808	2,892
Gain on deferred compensation plan securities (6)	(507)	(793)	(373)	(1,767)	(2,870)
Stock-based compensation expense	3,321	4,513	4,333	16,528	16,675
Tax effects of Non-GAAP adjustments (7)	(19,710)	(1,073)	(729)	(21,464)	2,443
Non-GAAP Net Income	$20,247	$22,972	$14,873	$96,930	$47,870
GAAP weighted average shares – diluted	150,852	152,975	165,418	155,918	165,961
Non GAAP adjustment	1,775	2,058	1,782	1,989	1,799
Non-GAAP weighted average shares –diluted (8)	152,627	155,033	167,200	157,907	167,760
Non-GAAP Diluted Net Income Per Share	$0.13	$0.15	$0.09	$0.61	$0.29

GAAP Gross Profit	$80,375	$82,475	$66,882	$335,310	$224,907
Acquisition and Divestiture Related:
Amortization of acquisition related intangibles	3,575	3,549	2,778	14,133	13,956
Acquisition related costs (1)	-	-	5	5	5
Assets impairment (3)	(63)	(107)	(251)	(447)	1,535
Fair market value adjustment to acquired inventory sold	-	-	--	379	16,055
Restructuring Related:
Severance and retention costs	51	48	1,841	41	7,990
Facility closure costs (4)	(1,483)	4	182	(583)	203
Fabrication production transfer costs (5)	1,412	1,639	1,239	5,263	2,344
Other:
Compensation expense -deferred compensation plan (6)	109	176	52	391	405
Stock-based compensation expense	423	370	512	1,683	2,763
Non-GAAP Gross Profit	$84,399	$88,154	$73,240	$356,175	$270,163

GAAP R&D Expenses:	$43,681	$46,143	$41,400	$177,546	$157,486
Acquisition and Divestiture Related Amortization of acquisition related intangibles			(469)		(469)
Acquisition related costs (1)	(67)	(400)	(378)	(1,263)	(376)
Restructuring Related:
Severance and retention costs	(45)	(1,053)	(752)	(1,433)	(4,929)
Facility closure costs (4)	(82)	(6)	(86)	(204)	(113)
Other:
Compensation expense-deferred compensation plan (6)	(326)	(529)	(200)	(1,173)	(1,561)
Stock-based compensation expense	(1,610)	(2,836)	(2,278)	(9,595)	(10,199)
Non-GAAP R&D Expenses	$41,551	$41,319	$32,237	$163,878	$139,839

GAAP SG&A Expenses:	$26,936	$27,056	$26,186	$108,191	$107,037
Acquisition and Divestiture Related
Amortization of acquisition related intangibles	(1,441)	(1,441)	(1,696)	(5,800)	(6,649)
Acquisition related costs (1)	(31)	(294)	(747)	(664)	(4,441)
Restructuring Related:
Severance and retention costs	(41)	(472)	(124)	(631)	(7,595)
Facility closure costs (4)	(48)	(114)	(279)	(412)	(290)
Other:
Compensation expense-deferred compensation plan (6)	(68)	(110)	(118)	(244)	(926)
Stock-based compensation expense	(1,288)	(1,307)	(1,543)	(5,250)	(3,713)
Non-GAAP SG&A Expenses	$24,019	$23,318	$21,679	$95,190	$83,423

GAAP Interest Income and Other, Net	$904	$1,352	$701	$3,697	$3,877
Gain on deferred compensation plan securities	(507)	(793)	(373)	(1,767)	(2,870)
Assets impairment	-	-	-	-	67
Non-GAAP Interest Income and Other, Net	$397	$559	$328	$1,930	$1,074

GAAP Provision for Income Taxes	$(20,731)	$31	$(950)	$(19,357)	$2,548
Tax effects of Non-GAAP adjustments (7)	19,710	1,073	729	21,464	(2,443)
Non-GAAP Provision for Income Taxes	$(1,021)	$1,104	$(221)	$2,107	$105

(1)  Consists of costs incurred in connection with merger and acquisition-related activities, including legal and accounting fees.
(2)  Consists of gain and loss associated with our divestitures of Military business and Silicon Logic Engineering business in fiscal 2010.
(3)  Consists of an impairment charge related to a note receivable and subsequent recoveries.
(4)  Consists of costs associated with the exit from our leased and owned facilities.
(5)  Consists of costs incurred in connection with the transition of our wafer fabrication processes from our Oregon plant to TSMC
(6) Consists of gains and losses on marketable equity securities related to our deferred compensation arrangements and the changes in the fair value of the assets in a separate trust that is invested in Corporate owned life insurance under our deferred compensation plan.
(7) Consists of the tax effects of non-GAAP adjustments and tax liability adjustments resulting from conclusion of the IRS audit.
(8) For purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited; in thousands)

	April 3, 2011	Mar. 28, 2010
Assets
Current assets:
Cash and cash equivalents	$104,680	$120,526
Short-term investments	194,512	222,663
Accounts receivable, net	81,798	68,957
Inventories	67,041	50,676
Prepayments and other current assets	23,929	25,086
Total current assets	471,960	487,908

Property, plant and equipment, net	67,754	67,988
Goodwill	104,020	103,074
Acquisition-related intangible assets, net	51,021	65,242
Other assets	32,705	26,733
Total assets	$727,460	$750,945

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$36,470	$34,717
Accrued compensation and related expenses	28,212	20,738
Deferred income on shipments to distributors	12,853	18,761
Income taxes payable	501	513
Other accrued liabilities	32,609	31,972
Total current liabilities	110,645	106,701

Deferred tax liability	1,513	1,573
Long-term income tax payable	712	21,098
Other long-term obligations	15,808	21,833
Total liabilities	128,678	151,205

Stockholders' equity:
Common Stock	148	163
Additional paid-in capital	2,343,726	2,310,450
Treasury stock	(909,824)	(802,217)
Accumulated deficit	(837,075)	(909,702)
Accumulated other comprehensive income	1,807	1,046
Total stockholders' equity	598,782	599,740
Total liabilities and stockholders' equity	$727,460	$750,945